                                                                    Exhibit 32.1

                           SECTION 1350 CERTIFICATION

         In connection with the Annual Report of Allied Healthcare International
Inc. (the "Company") on Form 10-K/A for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Sarah L. Eames, Chief Executive Officer, President and Chief
Operating Officer of the Company, certify, pursuant to 18. U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company as at and for the year ended September 30, 2003.

Date:  May 14, 2004

                                      /s/ Sarah L. Eames
                                     -----------------------------------------
                                     Sarah L. Eames
                                     Chief Executive Officer, President and
                                     Chief Operating Officer of the Company